UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2017

AUBURN NATIONAL BANCORPORATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26486	63-0885779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Gay Street, P.O. Drawer 3110, Auburn, Alabama 36831-3110

(Addresses of Principal Executive Offices, including Zip Code)

(334) 821-9200

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for the complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2017, Auburn National Bancorporation, Inc. (the “Company”) announced that E. L. Spencer, Jr. had retired as Chairman, Chief Executive Officer and President of the Company and Chairman of the Company’s wholly-owned subsidiary, AuburnBank (the “Bank”).

Mr. Spencer served as Chairman of the Company’s Board of Directors from 1984 to 2017, Chairman of the Bank’s Board of Directors from 1980 to 2017, Chief Executive Officer and President of the Company from 1990 to 2017 and Chief Executive Officer and President of the Bank from 1990 to 2000. Mr. Spencer remains a director of the Company and the Bank, positions he has held since 1984 and 1975, respectively.

In recognition of Mr. Spencer’s contributions to the Company and Bank, the Company announced the appointment of Mr. Spencer as Chairman Emeritus of the Company, effective October 25, 2017.

The Company also announced the election of Robert W. Dumas as Chief Executive Officer and President of the Company, effective October 25, 2017.

Mr. Dumas has served, since 2001, as Chief Executive Officer of the Bank. Mr. Dumas has served, since 2001, as a director of the Company and, since 1997, as a director of the Bank. He also serves as Vice Chairman of the Company and the Bank. Mr. Dumas has been employed by the Bank in various positions since 1984. Mr. Dumas is 64 and is a director of East Alabama Medical Center, the Federal Reserve Bank of Atlanta’s Birmingham Branch, and serves on the Auburn University Board of Trustees.

There are no family relationships between Mr. Dumas and any officer or other director of the Company. There are no related party transactions between Mr. Dumas and the Company that would be reportable under Item 404(a) of Regulation S-K. There are no agreements or arrangements between third parties and Mr. Dumas that provide for compensation or other payment in connection with his appointment as an officer of the Company.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of Auburn National Bancorporation, Inc., dated October 25, 2017, reporting the retirement of Mr. Spencer and the appointment of Mr. Dumas.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits. The following exhibit is furnished herewith:

Exhibit No.     Exhibit Description

99.1                 Press Release, dated October 25, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated October 25, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUBURN NATIONAL BANCORPORATION, INC. (Registrant)

/s/ David A. Hedges
David A. Hedges Executive Vice President and Chief Financial Officer

Date: October 25, 2017